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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 2003


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



             001-13255                                    43-1781797
             ---------                                    ----------
            (COMMISSION                                  (IRS EMPLOYER
            FILE NUMBER)                                 IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
 ---------------------------------------------------------------     ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed as part of this report:

         Exhibit Number                              Description
         --------------                              -----------
              99.1                  Press Release dated July 2, 2003, issued by Solutia Inc.


ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being furnished under Item 9 "Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's Release No. 33-8216, Item 12 "Disclosure of Results of Operations and Financial Condition."

         On July 2, 2003, Solutia Inc. issued a press release updating Solutia's second quarter financial results and providing a litigation outlook. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

         The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.




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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                               SOLUTIA INC.
                                               (Registrant)
                             --------------------------------------------------

                                   /s/ Jeffry N. Quinn
                             ------------------------------
                                        Secretary









DATE: JULY 3, 2003




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit Number                         Description
   --------------                         -----------

       99.1           Press release dated July 2, 2003, issued by Solutia Inc.